UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                (Amendment No. 1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 16, 2007

                                AMREP CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

Oklahoma                                 1-4702                 59-0936128
--------------------------------------------------------------------------------
(State or Other Jurisdiction      (Commission File        (I.R.S. Employer
of Incorporation)                 Number)                 Identification Number)


300 Alexander Park, Suite 204, Princeton, New Jersey               08540
--------------------------------------------------------------------------------
       (Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (609) 716-8200
                                 --------------

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications  pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement  communications  pursuant  to  Rule  13e-4(c)under  the
      Exchange Act (17 CFR 240.13e-4(c))


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                                EXPLANATORY NOTE:

This Amendment No. 1 amends and restates in its entirety Item 9.01 of the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on January 19, 2007 in order to file the financial statements and pro forma financial information required by Item 9.01 of Form 8-K with respect to the Registrant's acquisition on January 16, 2007 of Palm Coast Data Holdco, Inc. Palm Coast Data Holdco, Inc. was organized in 2005 for the purpose of acquiring controlling interest in Palm Coast Data Holdings L.L.C., the prior owner of Palm Coast Data LLC, and on August 9, 2005 the acquisition was completed. For the periods for which their financial statements are presented, each of Palm Coast Data Holdco, Inc. and Palm Coast Data Holdings L.L.C. was a holding company with Palm Coast Data LLC as its sole operating subsidiary. This Form 8-K/A includes consolidated financial statements of Palm Coast Data Holdco, Inc. and its predecessor, Palm Coast Data Holdings L.L.C.

Item 9.01. Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired

The following information is attached hereto as Exhibit 99.1 and incorporated herein by reference:

Palm Coast Data Holdco, Inc. Consolidated Financial Statements.
1.   Independent Auditors' Report.

2.   Consolidated Balance Sheet as of June 30, 2006.

3. Consolidated Statement of Operations for the period from August 10, 2005 (date of inception) to June 30, 2006.

4. Consolidated Statement of Shareholders' Equity for the period from August 10, 2005 (date of inception) to June 30, 2006.

5. Consolidated Statement of Cash Flows for the period from August 10, 2005 (date of inception) to June 30, 2006.

6.   Notes to Consolidated Financial Statements.

Palm Coast Data Holdings L.L.C. Consolidated Financial Statements.
1.   Independent Auditors' Report.

2.   Consolidated Balance Sheets as of August 9, 2005 and December 31, 2004.

3. Consolidated Statements of Income and Comprehensive Income for the period from January 1, 2005 to August 9, 2005 and the years ended December 31, 2004 and 2003.

4. Consolidated Statements of Members' Equity for the period from January 1, 2005 to August 9, 2005 and the years ended December 31, 2004 and 2003.

5. Consolidated Statements of Cash Flows for the period from January 1, 2005 to August 9, 2005 and the years ended December 31, 2004 and 2003.

6.   Notes to Consolidated Financial Statements.

The following information is attached hereto as Exhibit 99.2 and incorporated herein by reference:

Palm Coast Data Holdco, Inc. Unaudited Consolidated Financial Statements.
1.   Unaudited Consolidated Balance Sheet as of December 31, 2006.

2. Unaudited Consolidated Statements of Operations for the Six Months Ended December 31, 2006 and for the period from August 10, 2005 (date of inception) to December 31, 2005.

3. Unaudited Consolidated Statements of Cash Flows for the Six Months Ended December 31, 2006 and for the period from August 10, 2005 (date of inception) to December 31, 2005.

4.   Notes to Unaudited Consolidated Financial Statements.

(b)  Pro Forma  Financial  Information

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The following  information is attached  hereto as Exhibit 99.3 and  incorporated herein by reference:

AMREP Corporation Unaudited Pro Forma Consolidated Financial Statements.
1.   Unaudited Pro Forma Consolidated Balance Sheet as of October 31, 2006.

2. Unaudited Pro Forma Consolidated Statement of Income for the Six Months Ended October 31, 2006.

3. Unaudited Pro Forma Consolidated Statement of Income for the Year Ended April 30, 2006.

4.   Notes to Unaudited Pro Forma Consolidated Financial Statements.

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(d) Exhibits

Exhibit No.    Description
-------------- ----------------------------------------------------------------

23.1           Consent of KPMG LLP

99.1 Palm Coast Data Holdco, Inc. Audited Consolidated Financial Statements as of June 30, 2006 and for the period from August 10, 2005 (Date of Inception) to June 30, 2006, and Palm Coast Data Holdings L.L.C. Audited Consolidated Financial Statements as of August 9, 2005 and December 31, 2004 and for the period from January 1, 2005 to August 9, 2005 and for the Years Ended December 31, 2004 and 2003.

99.2 Unaudited Consolidated Financial Statements for Palm Coast Data Holdco, Inc. as of December 31, 2006 and for the Six Months Ended December 31, 2006 and for the period from August 10, 2005 (date of inception) to December 31, 2005.

99.3 Unaudited Pro Forma Consolidated Financial Statements of AMREP Corporation as of October 31, 2006, for the Six Months Ended October 31, 2006, and the Year Ended April 30, 2006.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AMREP CORPORATION
                                           (Registrant)

                                            By:  /s/  Peter M. Pizza
                                           -------------------------------------
                                                 Peter M. Pizza
                                                 Vice President and
                                                 Chief Financial Officer

Date:    March 15, 2007

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                                  EXHIBIT INDEX


Exhibit No.    Description
--------------------------------------------------------------------------------

23.1           Consent of KPMG LLP

99.1 Palm Coast Data Holdco, Inc. Audited Consolidated Financial Statements as of June 30, 2006 and for the period from August 10, 2005 (Date of Inception) to June 30, 2006, and Palm Coast Data Holdings L.L.C. Audited Consolidated Financial Statements as of August 9, 2005 and December 31, 2004 and for the period from January 1, 2005 to August 9, 2005 and for the Years Ended December 31, 2004 and 2003.

99.2 Unaudited Consolidated Financial Statements for Palm Coast Data Holdco, Inc. as of December 31, 2006 and for the Six Months Ended December 31, 2006 and for the period from August 10, 2005 (date of inception) to December 31, 2005.

99.3 Unaudited Pro Forma Consolidated Financial Statements of AMREP Corporation as of October 31, 2006, for the Six Months Ended October 31, 2006, and the Year Ended April 30, 2006.


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